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                                                                 EXHIBIT 23.1

                         CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-37105, No. 333-44699, No. 333-60423) of
Peregrine Systems, Inc. of our reports dated April 2, 1996 and April 27, 1998 relating to the consolidated financial statements of Innovative Tech Systems, Inc., which are included as Exhibit 99.2 of this Current Report on Form 8-K/A.

PricewaterhouseCoopers LLP

Philadelphia, PA
May 10, 1999